SCANNED

140101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100700344-21
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/17/2010 10:14 AM
	Entity Number E0445372010-6

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

DEPLOY TECHNOLOGIES, INC.
Name of merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

DEPLOY ACQUISITION CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: NOT APPLICABLE

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

DEPLOY TECHNOLOGIES, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

DEPLOY ACQUISITION CORP.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1. The name of the Corporation is Deploy Technologies Inc.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Deploy Technologies, Inc.
Name of merging entity

X [signature] President 09/15/2010
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Deploy Acquisition Corp
Name of surviving entity

X [signature] President 09/16/2010
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

PLAN OF MERGER

SEPTEMBER 15, 2010

DEPLOY TECHNOLOGIES, INC. AND DEPLOY ACQUISTION CORP.

1. Parties to the merger:

   Deploy Acquisition Corp., a Nevada corporation – the Surviving Corporation, whose principal business address is 19011 - 1153 56th Street, Delta, B.C. V4L 2A2 Canada.

   Deploy Technologies, Inc., a Delaware corporation – the Disappearing Corporation, whose principal business address is 19011 - 1153 56th Street, Delta, B.C. V4L 2A2 Canada.

2. Structure of merger:

   The Surviving Corporation, a wholly owned subsidiary of the Disappearing Corporation which shall be merged into the Surviving Corporation and shall cease to exist as a separate legal entity.

3. Effect on state charters:

   The Nevada charter of the Surviving Corporation, including the Articles of Incorporation, shall be unchanged, and shall continue as the chartering documents of the Surviving Corporation, except the name of the Surviving Corporation shall be Deploy Technologies Inc.

   The Delaware charter of the Disappearing Corporation, including the Articles of Incorporation and amendments thereto, shall cease and terminate upon filing of Articles of Merger with the Delaware Secretary of State.

4. Effect on securities:

   The issued and outstanding securities of the Surviving Corporation shall be cancelled and extinguished.

   The issued and outstanding common stock of the Disappearing Corporation shall be automatically converted into and become the issued and outstanding stock of the Surviving Corporation.

5. Effect on directors and management:

   The directors and management of the Disappearing Corporation shall automatically become the directors and management of the Surviving Corporation

6. Effect on obligations:

   The obligations of the Surviving Corporation existing prior to the merger shall be unaffected by the merger.

   The obligations of the Disappearing Corporation existing prior to the merger shall be unaffected by the merger and by operation of law become obligations of the Surviving Corporation, including, but not limited to –

   A. Obligations, contracts and agreements wholly or partially unperformed on the date of the merger.

B. Advances, loans, notes, debts, bonds, debentures and other obligations for money borrowed outstanding on the date of the merger.

C. Commitments, obligations, contracts and agreements to issue shares of common stock outstanding on the date of the merger, including issue on sale or purchase of assets, on payment, conversion or exchange of or for notes, bonds and debentures, and on exercise of options, warrants and other instruments, none of which shall be subject to any adjustment in number of shares, price, conversion factor or exchange factor or in any other manner as a result of the merger but shall remain one share for one share, notwithstanding a delay in the issuance thereof until such time as the Surviving Corporation shall have a sufficient number of authorized but unissued common stock to satisfy its obligations for the issue of such shares.

- End of Plan of Merger -

140101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) **Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x 11" blank sheet containing the required information for each additional entity.**

DEPLOY TECHNOLOGIES, INC.
Name of merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

DEPLOY ACQUISITION CORP.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: NOT APPLICABLE

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

DEPLOY TECHNOLOGIES, INC.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

DEPLOY ACQUISITION CORP.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1. The name of the Corporation is Deploy Technologies Inc.

6) Location of Plan of Merger (check a or b):

☒ (a) The entire plan of merger is attached;

or,

☐ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) **Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)***

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Deploy Technologies, Inc.
Name of merging entity

X	President	09/15/2010
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Name of merging entity

X		
Signature	Title	Date

Deploy Acquisition Corp
Name of surviving entity

X	President	09/16/2010
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

PLAN OF MERGER

SEPTEMBER 15, 2010

DEPLOY TECHNOLOGIES, INC. AND DEPLOY ACQUISTION CORP.

1. Parties to the merger:

   Deploy Acquisition Corp., a Nevada corporation – the Surviving Corporation, whose principal business address is 19011 - 1153 56th Street, Delta, B.C. V4L 2A2 Canada.

   Deploy Technologies, Inc., a Delaware corporation – the Disappearing Corporation, whose principal business address is 19011 - 1153 56th Street, Delta, B.C. V4L 2A2 Canada.

2. Structure of merger:

   The Surviving Corporation, a wholly owned subsidiary of the Disappearing Corporation which shall be merged into the Surviving Corporation and shall cease to exist as a separate legal entity.

3. Effect on state charters:

   The Nevada charter of the Surviving Corporation, including the Articles of Incorporation, shall be unchanged, and shall continue as the chartering documents of the Surviving Corporation, except the name of the Surviving Corporation shall be Deploy Technologies Inc.

   The Delaware charter of the Disappearing Corporation, including the Articles of Incorporation and amendments thereto, shall cease and terminate upon filing of Articles of Merger with the Delaware Secretary of State.

4. Effect on securities:

   The issued and outstanding securities of the Surviving Corporation shall be cancelled and extinguished.

   The issued and outstanding common stock of the Disappearing Corporation shall be automatically converted into and become the issued and outstanding stock of the Surviving Corporation.

5. Effect on directors and management:

   The directors and management of the Disappearing Corporation shall automatically become the directors and management of the Surviving Corporation

6. Effect on obligations:

   The obligations of the Surviving Corporation existing prior to the merger shall be unaffected by the merger.

   The obligations of the Disappearing Corporation existing prior to the merger shall be unaffected by the merger and by operation of law become obligations of the Surviving Corporation, including, but not limited to –

   A. Obligations, contracts and agreements wholly or partially unperformed on the date of the merger.

B. Advances, loans, notes, debts, bonds, debentures and other obligations for money borrowed outstanding on the date of the merger.

C. Commitments, obligations, contracts and agreements to issue shares of common stock outstanding on the date of the merger, including issue on sale or purchase of assets, on payment, conversion or exchange of or for notes, bonds and debentures, and on exercise of options, warrants and other instruments, none of which shall be subject to any adjustment in number of shares, price, conversion factor or exchange factor or in any other manner as a result of the merger but shall remain one share for one share, notwithstanding a delay in the issuance thereof until such time as the Surviving Corporation shall have a sufficient number of authorized but unissued common stock to satisfy its obligations for the issue of such shares.

- End of Plan of Merger -